SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 20, 2012

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

                Delaware                                                                     0-11720                                                                     52-1206400
                (State or Other Jurisdiction                                (Commission File Number)                                                    (I.R.S. Employer
                        of Incorporation)                                                                                                                         Identification No.)

3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2012, the board of directors of Air T, Inc. (the “Company”) amended and restated the Company’s by-laws, which amendment and restatement effected the following changes to the Company’s by-laws:

•
inclusion of a provision Article II, Section 12 of the by-laws to clarify that written notice of nominations by a stockholder of candidates for election as directors at a meeting of stockholders must, in addition to the other requirements set forth in such section, be submitted by a stockholder of record entitled to vote at such meeting;

•	clarification of provisions of the by-laws addressing indemnification of directors, officers, employees and agents, which provisions are described in more detail below; and

•
inclusion of provisions, which are described in more detail below, establishing emergency procedures with respect to corporate governance in the event of a national emergency or other catastrophic event as a result of which a quorum of the board of directors cannot readily be assembled for action.

Indemnification

Prior to amendment, the by-laws provided as follows with respect to indemnification: “The corporation shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.”

As amended, the by-laws provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any legal proceeding by reason of the fact that he or she is or was a director, officer, or employee of the Company or is or was serving at the request of the Company as a director, officer, manager or employee of a subsidiary or other affiliate of the Company or of another corporation, association, limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (each such person is referred to as an “indemnitee”) is vested with the contractual right to be indemnified by the Company to the fullest extent authorized by the Delaware Corporation Law, against all expense, liability and loss  reasonably incurred or suffered in connection therewith if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interest of the Company or other entity covered by the by-law, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that the indemnitee’s conduct was unlawful.  However, the Company is required to provide that indemnification in any legal proceeding initiated by the indemnitee only if the proceeding was authorized by the Company’s board of directors.  As amended, the by-laws further provide that the right to indemnification includes the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition.  However, the advancement of such expenses is conditioned upon the indemnitee delivering to the Company of an undertaking to repay all amounts so advanced if it is ultimately determined by final judicial decision that the indemnitee is not entitled to be indemnified for such expenses.

As amended, the by-laws further provide that the Company, by agreement or vote of the stockholders or disinterested directors, may grant rights to indemnification in addition to those granted by the by-laws, that the Company may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Delaware Corporation Law and that the Company may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and to the advancement of expenses, to any agent of the Company to the fullest extent of the provisions of by-laws with respect to the indemnification and advancement of expenses of directors, officers and employees of the Company.  As amended , the by-laws confirm that the rights to indemnification and to the advancement of expenses continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators, and that any repeal or modification of the by-laws will not adversely affect the rights of an indemnitee with respect to any act, omission, fact or circumstance occurring prior to the time of the repeal or modification.

Emergency Provisions

As amended, the by-laws include emergency provisions addressing the corporate governance of the Company in the event of a national emergency or other catastrophic event  Such emergency provisions are triggered when, as a result of a national emergency declared by the President of the United States or the person performing the functions of the President of the United States, or in the event of a nuclear, atomic or other attack, or during the existence of any other catastrophic event or similar emergency, a quorum of the board of directors cannot readily be assembled for action.  In such an event, all directors who are not available to perform their duties as directors by reason of physical or mental incapacity or for any other reason or who are unwilling to perform their duties or whose whereabouts are unknown shall automatically cease to be directors for so long as such unavailability continues.  In such circumstances, the authorized number of directors and quorum requirements are similarly reduced.  If the number of directors is reduced below the number required by law, all powers of the board are automatically delegated to an emergency committee of the board comprised of all of the remaining directors.  The emergency committee has the authority to exercise all of the powers of the board that may be delegated to a committee.  In the event that less than three directors remain available, the by-laws contemplate the designation of officers of the Company to serve on the emergency committee and if no remaining director is available, the emergency committee would consist of the three most senior officers of the Company who are available to serve.  The emergency committee would have the authority to increase its size, appoint members to fill vacancies and otherwise adopt procedures for its operation and governance.

The by-laws require the emergency committee, as soon after its appointment as is practicable, to take all requisite action to secure the election of directors.  Upon the election of directors, all the powers and authorities of the emergency committee cease.  Prior to that election, any person who ceased to be a director as a result of the application of the emergency provisions would automatically become a member of the emergency committee when that person becomes available to serve.  If a sufficient number of persons who ceased to be directors  under the emergency provisions subsequently become available to serve as directors, so that the number of such persons and the remaining directors would be sufficient to constitute the minimum number of directors required by law, then all such persons will automatically be deemed to be reappointed as directors, such directors and the directors who had remained available to serve would comprise the reconstituted board of directors and the powers and authorities of the emergency committee would terminate.

The foregoing description of the amendments to the Company’s by-laws effected by the amendment and restatement is qualified by reference to the text of the amended and restated by-laws which are filed as Exhibit 3.1 hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Amended and Restated By-laws of Air T, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2012

AIR T, INC.

By: /s/ Walter Clark
Walter Clark, Chairman and Chief Executive Officer

Exhibit Index

Exhibit	Description
3.1	Amended and Restated By-laws of Air T, Inc.